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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                   ---------------

                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  OCTOBER 22, 1998
                                                  ----------------
                                     CYGNUS, INC.
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                 (Exact name of registrant as specified in charter)



     DELAWARE                      0-18962                  94-2978092
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                    94063-4719
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (650) 369-4300
                                                    --------------

                                    NOT APPLICABLE
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            (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS.

          In a press release disseminated on October 22, 1998, the Registrant publicly announced its earnings for the quarter ended September 30, 1998. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    EXHIBITS.

          A copy of the Registrant's press release announcing its earnings for the quarter ended September 30, 1998 is attached hereto as Exhibit 99.1.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CYGNUS, INC.



DATE:  October 26, 1998              By: /s/ John C. Hodgman
                                         -----------------------------------
                                         Name:  John C. Hodgman
                                         Title:  President, Chief Executive
                                         Officer and Chief Financial Officer


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                                   EXHIBIT INDEX
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EXHIBIT
NUMBER              DOCUMENT DESCRIPTION
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

   99.1 Press Release dated October 22, 1998, issued by Cygnus, Inc. , announcing its earnings for the quarter ended September 30, 1998.
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